UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        EMPIRE FINANCIAL HOLDING COMPANY
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


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
                        EMPIRE FINANCIAL HOLDING COMPANY

                       2170 WEST STATE ROAD 434, SUITE 100
                             LONGWOOD, FLORIDA 32779
                             _______________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 10, 2005
                             _______________________

To our Shareholders:

         Our 2005 annual meeting of shareholders will be held at the corporate offices of Empire Financial Holding Company located at 2170 West State Road 434, Suite 100, Longwood, Florida 32779 on June 10, 2005, beginning at 10:00 a.m. Orlando, Florida time. At the meeting, shareholders will vote on the following matters:

         1. Election of four directors to hold office until our 2006 annual meeting of shareholders; and

         2. Any other matters that properly come before the meeting.

         Shareholders of record as of the close of business on May 9, 2005 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

                                        By Order of the Board of Directors


                                        /s/ Donald A. Wojnowski Jr.

                                        Donald A. Wojnowski Jr.
                                        President

Longwood, Florida
May 9, 2005

________________________________________________________________________________

                            YOUR VOTE IS IMPORTANT.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.
________________________________________________________________________________

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

About the Meeting..............................................................1
         What is the purpose of the Annual Meeting?............................1
         Who is entitled to vote?..............................................1
         Who can attend the meeting?...........................................1
         What constitutes a quorum?............................................1
         How do I vote?........................................................2
         Can I change my vote after I return my proxy card?....................2
         What are the Board's recommendations?.................................2
         What vote is required to approve each item?...........................2
         Who pays for the preparation of the proxy?............................3
Stock Ownership................................................................3
         Who are the largest owners of our stock and how much stock do our directors and executive officers own?........................3
Proposal - Election of Directors...............................................4
Directors......................................................................5
         How are directors compensated?........................................6
         Are there any material legal proceedings to which a director or beneficial owner of more than five percent of our voting
              securities is a party adverse to us?.............................6
         How often did the Board meet during 2004?.............................7
         What committees has the Board established?............................7
Report of the Compensation Committee...........................................8
Report of the Audit Committee.................................................10
Management....................................................................12
Executive Compensation........................................................12
         Employment Contracts and Termination of Employment Arrangements......14
         Indemnification Agreements...........................................14
         Amended and Restated 2000 Incentive Compensation Plan................15
         Equity Compensation Plan.............................................16
         Option Grants in Fiscal 2004.........................................16
         Repricing of Options/SAR's...........................................16
         Aggregated Option Exercises in 2004 and Fiscal Year-End Option
              Value Table.....................................................17
Corporate Governance..........................................................17
         Independent Directors................................................17
         Audit Committee......................................................19
         Compensation Committee...............................................19
         Nominating/Corporate Governance Committee and Procedures.............20
         Code of Ethical Conduct..............................................20
         Personal Loans to Executive Officers and Directors...................21
         Communications with Stockholders.....................................21
Certain Relationships and Related Transactions................................21
Independent Public Accountants................................................24
Fees Paid to our Independent Auditors.........................................24
Other Business................................................................24
Shareholder Proposals.........................................................25

                       2005 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                        EMPIRE FINANCIAL HOLDING COMPANY

                             _______________________

                                 PROXY STATEMENT
                             _______________________


         This proxy statement contains information related to our annual meeting of shareholders, and any adjournments or postponements thereof, to be held on June 10, 2005, beginning at 10:00 a.m. Orlando, Florida time, located at the corporate offices of Empire Financial Holding Company located at 2170 West State Road 434, Suite 100, Longwood, Florida 32779.


                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting of shareholders you will vote on the election of directors and any other matters that properly come before the meeting. In addition, our management will report on our performance during 2004 and respond to questions from our shareholders.

WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING?

         Only shareholders of record at the close of business on the record date, May 9, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on the record date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 9, 2005, 3,929,691 shares of our common stock held by approximately 350 shareholders of record were issued and outstanding. Proxies received, but marked as abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast "for" or "against" any given matter.

         If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board recommends a vote:

         o  FOR the election of the nominated slate of directors.
            See "Proposal - Election of Directors" (page 4).

         The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of common stock (one vote per share) is required for the election of directors.

         OTHER ITEMS. For each other item, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting by the holders of common stock (one vote per share) is required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May 9, 2005. You should review this information in conjunction with our Annual Report to Shareholders for the year ended December 31, 2004, which accompanies this proxy statement. Our principal executive offices are located at 2170 West State Road 434, Suite 100, Longwood, Florida 32779 and our telephone number is (407) 774-1300. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

         WE WILL PROVIDE TO THOSE PERSONS THAT MAKE A REQUEST IN WRITING (ATTN:
DONALD A. WOJNOWSKI JR., PRESIDENT) OR BY E-MAIL (DWOJNOWSKI@EMPIRENOW.COM) FREE OF CHARGE OUR ANNUAL REPORT ON FORM 10-K, ANY AMENDMENTS THERETO AND THE FINANCIAL STATEMENTS AND ANY FINANCIAL STATEMENT SCHEDULES FILED BY US WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OUR ANNUAL REPORT ON FORM 10-K AND ANY AMENDMENTS THERETO ARE ALSO AVAILABLE ON THE SECURITIES EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV BY SEARCHING THE EDGAR DATABASE FOR OUR FILINGS.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR STOCK AND HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN?

         Our voting securities outstanding on May 9, 2005 consisted of 3,929,691 shares of common stock. The following table shows as of May 9, 2005, the amount of voting securities beneficially owned by (i) each of our executive officers named in the Summary Compensation Table below, (ii) each of our directors, (iii) all of our directors and executive officers as a group and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities. Unless otherwise provided, the address of each holder listed under the heading "Common Stock" is c/o Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

                                                        NUMBER OF SHARES
                                                        OWNED SUBJECT TO    TOTAL NUMBER
                                     NUMBER OF SHARES      EXERCISE OF        OF SHARES
                                       BENEFICIALLY        OPTIONS OR       BENEFICIALLY     PERCENTAGE OF
      NAME OF BENEFICIAL OWNER             OWNED            WARRANTS            OWNED         OUTSTANDING
      ------------------------       ----------------   ----------------    ------------     -------------
Rodger E. Rees(1)....................     194,600             30,000           224,600             5.7%
Patrick E. Rodgers (2)...............      70,000            100,000           170,000             4.2%
Donald A. Wojnowski Jr.(3) ..........      73,566            325,000           398,556             9.4%
Henry N. Dreifus.....................          --             20,000            20,000             0.5%
Bradley L. Gordon (4) ...............      19,000             20,000            39,000             1.0%
John J. Tsucalas.....................       5,500             20,000            25,500             0.6%
Kevin M. Gagne (5)...................   2,287,100                 --         2,287,100            55.8%
Shepherd Large Cap Growth Fund.......     200,000                 --           200,000             5.1%
James Byrd, Jr.                           416,667                              416,667            10.6%
All directors and executive  officers
   as a group........................     362,666            515,000           877,666            19.4%

_________

(1) Rodger E. Rees has sole dispositive power and voting power with respect to 161,200 shares of our common stock owned of record by Centennial Capital Holdings, Inc.

(2) Patrick E. Rodgers beneficially owns, through an IRA, 15,000 shares of our common stock. Mr. Rodgers is married to Pamela Ohab. Ms. Ohab owns $100,000 of our 10% convertible subordinated debenture, which is convertible into 50,000 shares of our common stock.

(3) Donald A. Wojnowski Jr. beneficially owns, through a retirement plan, 51,000 shares of our common stock.

(4) Bradley L. Gordon beneficially owns, through an IRA, $38,000 of our 10% convertible subordinated debenture, which is convertible into 19,000 shares of our common stock.

(5) Kevin M. Gagne beneficially owns (a) 2,118,100 shares of our common stock as trustee of the Gagne First Revocable Trust, (b) through an Individual Retirement Account, or IRA, $38,000 of our 10% convertible subordinated debenture, which is convertible into 19,000 shares of our common stock, and (c) 10,000 shares of Series A Preferred Stock, par value $.01 per share, which ranks prior to our common stock and is currently convertible into 150,000 shares of our common stock.

(6) James Byrd, Jr. has sole dispositive power and voting power with respect to 161,200 shares of our common stock owned of record by Vanguard Capital, LLC.


                        PROPOSAL - ELECTION OF DIRECTORS

         Our Bylaws provide that the number of directors constituting the Board of Directors shall be no less than two nor more than ten, with the exact number of directors to be fixed from time to time in the manner provided in our Bylaws. Our Bylaws provide that the number of directors shall be fixed from time to time by a majority vote of our directors. Each director elected at the annual meeting will serve a one year term.

         The Board has nominated each of Henry N. Dreifus, Bradley L. Gordon, John J. Tsucalas and Donald A. Wojnowski Jr. to be elected as a director at the annual meeting. Messrs. Dreifus, Gagne, Gordon and Tsucalas are currently serving as our directors and their terms expire at the Annual Meeting or until his successor is duly elected and qualified. We expect that our director nominees will be available for election, but if any of them should become unavailable to stand for election at any time before the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

         Pursuant to the terms of that certain stock purchase agreement (the "Stock Purchase Agreement") between EFH Partners, Inc., a recently formed Delaware limited liability company (the "Purchaser"), and our company, at the closing of the transactions contemplated by the Stock Purchase Agreement (a) the Purchaser will have the right to designate three directors who must be reasonably acceptable to us, two of whom must be independent directors, and (b) Bradley Gordon and John J. Tsucalas will resign as directors of the Company. In the event that the transactions contemplated by Stock Purchase Agreement close prior to our annual meeting, we expect that Mr. Gordon and Mr. Tsucalas will resign as directors prior to the Annual Meeting and will not stand for election at the Annual Meeting. Proxies will not be voted for any substitute nominee designated by the Purchaser in accordance with the terms of the Stock Purchase Agreement.


                                    DIRECTORS

         Our director nominees, current directors and/or executive officers, their ages and their term of office as of April 23, 2005 are as follows:

     NAME               AGE       TERM OF OFFICE              POSITION
     ----               ---       --------------              --------

Donald A. Wojnowski Jr.  45           Annual            President and Director

Henry N. Dreifus         44           Annual            Director

Bradley L. Gordon        52           Annual            Director

John J. Tsucalas         64           Annual            Director

         Donald A. Wojnowski Jr. is our president and a member of the board. Mr. Wojnowski is also the President of Empire Financial Group, Inc., one of our wholly-owned subsidiaries. Mr. Wojnowski has served as our President since June 2003, prior to which Wojnowski served as our Vice President of Business Development. Mr. Wojnowski has been a member of our board since June 2004.

         Henry N. Dreifus became a director of our company in June 2004. In 1992, Mr. Dreifus founded Dreifus Associates Limited, Inc., a card technology and architecture design, development and integration organization, and has served as its Chief Executive Officer since its inception. Mr. Dreifus has over 20 years experience in the field including extensive experience on strategic engagements using all types of card technologies ranging from magnetic, optical and intelligent (smart card) for financial, security, consumer marketing and information applications. Mr. Dreifus is also a founding director of the Smart Card Industry Association and is a delegate to the International Standards Organization (ISO) and the American National Standards Institute (ANSI) developing worldwide standards for the smart card.

         Bradley L. Gordon became a director of our company in June 2004. Since April 2000, Mr. Gordon has been the managing member of Concept Acquisitions LLC, an international franchise management and holding company. From September 1997 to April 2000, Mr. Gordon was a director and the chief operating officer of Ultimate Franchise Systems, Inc. In addition, Mr. Gordon has held various executive management positions within various private and public retail and wholesale service companies. Mr. Gordon's responsibilities have encompassed strategic planning, management and profit responsibility of multi-billion dollar organizations. Mr. Gordon has also been directly involved with and responsible for the growth of start up companies through the maturity and final consolidation stages of their life cycles.

         John J. Tsucalas became a director of our company upon completion of our initial public offering in April 2002. From February 2000 until November 2004, Mr. Tsucalas served as Chief Executive Officer and Chief Financial Officer of Littlefield Adams & Company, a company engaged in the sale of men's apparel. He held these positions on an interim basis from July 1999 to February 2000. Since 1979, Mr. Tsucalas has operated his own corporate financial services company, John James Tsucalas & Co. He is a chartered financial analyst.

         THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

HOW ARE DIRECTORS COMPENSATED?

         COMPENSATION. Non-affiliated directors receive annual compensation in the amount of (i) $5,000 per year in cash to be paid by us quarterly in arrears (pro-rated for partial periods served by any non-affiliate director), (ii) $500 in cash for attendance at meetings of the Board of Directors and (iii) $250 in cash for attendance at meetings of any committees of the Board of Directors. However, neither affiliated directors nor directors who are also employed by us receive any fee or compensation for their services as directors. All members of the Board of Directors receive reimbursement for reasonable travel-related expenses actually incurred in connection with their attendance at meetings of the Board of Directors.

         OPTIONS. Directors are eligible to receive options under our Amended and Restated 2000 Incentive Compensation Plan. Additionally, upon a person's election as a non-affiliated director, such non-affiliated director is automatically granted an option to purchase 10,000 shares of our common stock, as well as an automatic annual grant of an option to purchase 10,000 shares of our common stock on each anniversary of the date such non-affiliated director was first elected as one of our directors.

ARE THERE ANY MATERIAL LEGAL PROCEEDINGS TO WHICH A DIRECTOR OR BENEFICIAL OWNER OF MORE THAN FIVE PERCENT OF OUR VOTING SECURITIES IS A PARTY ADVERSE TO US?

There are no material legal proceedings to which a director or beneficial owner of more than five percent of our voting securities is a party adverse to us.

HOW OFTEN DID THE BOARD MEET DURING 2004?

         During 2004, the Board of Directors held five meetings. During 2004, each director attended more than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.

         AUDIT COMMITTEE

         We have an Audit Committee whose members are Henry N. Dreifus, Bradley
L. Gordon and John J. Tsucalas.

         In the Board of Directors' business judgment, we believe Messrs. Dreifus, Gordon and Tsuculas meet the definition of an "independent director" under Securities and Exchange Commission, or SEC, rules and as that term is currently defined in the American Stock Exchange's listing standards described below. The Board of Directors has further determined that there is at least one financial expert serving on the Audit Committee. The financial expert serving on the Audit Committee is John J. Tsucalas.

         The Audit Committee held seven meetings during 2004. The Audit Committee is responsible for the appointment, compensation and dismissal of our independent public accountants. The Audit Committee reviews with the independent public accountants the plans and results of the audit engagement, approves allowable non-audit professional services provided by the independent public accountants and reviews our significant accounting policies and the adequacy of our internal accounting controls.

         The duties and responsibilities of the Audit Committee include (i) the appointment of our auditors and any termination of engagement, (ii) reviewing the plan and scope of audits, (iii) reviewing our significant accounting policies and internal controls and (iv) having general responsibility for all related auditing matters. The Audit Committee is governed by a charter. Our Audit Committee charter is posted on our website at www.empirenow.com under the "Corporate Governance" section. Our Audit Committee charter is also available on the Securities Exchange Commission website at www.sec.gov by searching the EDGAR database for our company's filings.

         COMPENSATION COMMITTEE

         The Compensation Committee consists of Messrs. Dreifus, Gordon and Tsucalas. During 2004, the Compensation Committee held one meeting. The Compensation Committee reviews and approves the compensation of our executive officers and administers our stock option plan.

This committee is governed by a charter. Our Compensation Committee charter is posted on our website at www.empirenow.com under the "Corporate Governance" section. Our Compensation Committee charter is also available on the Securities Exchange Commission website at www.sec.gov by searching the EDGAR database for our company's filings.

         NOMINATING/CORPORATE GOVERNANCE COMMITTEE

         The Nominating/Corporate Governance Committee consists of Messrs. Dreifus, Gordon and Tsucalas. This committee was established in April 2005. The Nominating/Corporate Governance Committee is responsible for the implementation of our corporate governance guidelines and the evaluation and selection of nominees for election to our Board of Directors. This committee is governed by a charter. Our Nominating/Corporate Governance charter is posted on our website at www.empirenow.com under the "Corporate Governance" section. Our Nominating/Corporate Governance charter is also available on the Securities Exchange Commission website at www.sec.gov by searching the EDGAR database for our company's filings.

         THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE, THE REPORT OF THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH INCLUDED ELSEWHERE IN THIS PROXY STATEMENT DO NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING BY US UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE EITHER REPORT OR THE PERFORMANCE GRAPH BY REFERENCE THEREIN.

                      REPORT OF THE COMPENSATION COMMITTEE

         COMPENSATION PHILOSOPHY AND REVIEW. Our compensation philosophy for executive officers serves two principal purposes:

         o to provide a total compensation package for officers that is competitive and enables us to attract and retain key executive and employee talent needed to accomplish our long-term business objectives; and

         o to directly link compensation to improvements in our performance and increases in stockholder value as measured principally by the attainment of positive earnings before interest, taxes, depreciation and amortization, or EBITDA, the trading price of our common stock and an individual's contribution and personal performance.

         The compensation committee reviews, recommends and approves changes to our compensation policies and benefits programs, administers our stock option plans, including approving stock option grants, and otherwise seeks to ensure that our compensation philosophy is consistent with our best interests and is properly implemented.

         ELEMENTS OF EXECUTIVE OFFICER COMPENSATION. Our executive compensation consists primarily of base salary, health insurance and similar benefits, cash bonuses, the award of stock options and restricted stock designed to provide long-term incentive and eligibility to participate in compensation and benefit programs available to other employees, including our Amended and

Restated 2000 Incentive Compensation Plan. In addition, the compensation committee may recommend the grant of discretionary bonuses to our executive officers. The compensation committee believes that in the highly competitive, emerging markets in which we operate, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests. In addition, the compensation committee believes that the compensation paid to our executives is within the range of compensation paid to similarly situated executives at other companies in similar industries or at companies having similar market capitalization. Given our executive officers' compensation, our compensation committee does not believe that it is necessary to incur the expense of formal studies or market analysis.

         OFFICER SALARIES. The compensation committee reviews the annual salary of the executive officers, including the Chief Executive Officer, the Chief Financial Officer and the President. In determining the appropriate salary levels, the compensation committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant markets for executive talent. The compensation committee did not approve executive officer salary increases for fiscal 2004 for the executive officers. The final determination, after reviewing these factors, was subjective.

         We have existing employment agreements with our President and Chief Financial Officer. See "Executive Compensation - Employment Contracts and Termination of Employment Arrangements" on page 13. All aspects of our President's fiscal year 2004 compensation were governed by such employment agreements, including any grant of options to purchase shares of our common stock. Our current Chief Financial Officer was hired in January 2004 and we entered into an employment agreement with him. See "Executive Compensation - Employment Contracts and Termination of Employment Arrangements" on page 13.

         STOCK OPTION GRANTS AND RESTRICTED STOCK. We have utilized long-term equity compensation as an important element for compensating and providing incentives to our executive officers. We have entered into employment agreements with our President and Chief Financial Officer, which provide for incentive compensation, including grants of options to purchase shares of our common stock. See "Executive Compensation - Employment Contracts and Termination of Employment Arrangements" on page 13. In determining the size of stock option grants, the compensation committee considers various subjective factors primarily relating to the responsibilities of the individual officers and their expected future contributions as well as the number of shares owned by such officer or which continue to be subject to vesting under outstanding options. The compensation committee also examines the level of equity incentives held by each officer relative to the other officers' equity positions along with their tenure, responsibilities, experience and value to us. For additional information regarding the grant of options during fiscal year 2004, see the table under the section heading "Option Grants in Fiscal Year 2004" on page 17 below.

         ANNUAL CASH BONUSES. Annual cash bonus awards are based on both individual performance and our performance. In considering performance, earnings, revenues and financial condition are considered. Additionally, bonus awards vary depending on the officer's base salary. The amount of any bonus is not tied to specific performance criteria, but is also subjectively determined based upon an analysis of the aforementioned factors. For information regarding the grant of bonuses during fiscal year 2004, see the table under the section heading "Executive Compensation - Summary Compensation Table" on page 12 below.

         SUMMARY. The compensation committee believes that our compensation programs are competitive with those of similar companies.

         Submitted by the Compensation Committee of the Board of Directors.

                      MEMBERS OF THE COMPENSATION COMMITTEE

            Henry N. Dreifus, Bradley L. Gordon and John J. Tsucalas.


                          REPORT OF THE AUDIT COMMITTEE

         In accordance with its written charter adopted by our board of directors, the audit committee's role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices, including, among other things, our internal control structure, the results and scope of the annual audit and other services provided by our independent auditors and our compliance with legal requirements that have a significant impact on our financial reports. The audit committee presently consists of three members, each of whom has been determined in the Board's business judgment to be "independent" as that term is defined in Section 121(A) of the American Stock Exchange's listing standards. Although management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls, the Audit Committee consults with management and our independent auditors regarding the preparation of financial statements and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, the Audit Committee has the responsibility to retain, review fee arrangements with and, if necessary, dismiss, our independent auditors. A full description of the Audit Committee's primary responsibilities, operating principles and relationship with internal and external auditors is contained in the Charter of the Audit Committee adopted by our board of directors. During the year ended December 31, 2004, the Audit Committee held seven meetings during 2004.

         Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those annual financial statements. It is the audit committee's responsibility to monitor and review these processes. It is not the audit committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee does not consist of our employees and it may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the audit committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact "independent."

         In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for the year ended December 31, 2004, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for the year ended December 31, 2004, with the independent auditors and discussed with them all of the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors' judgments as to the quality, not just the acceptability, of our application of GAAP. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence from our management and us. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors' independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants' independence.

         The audit committee also discussed with management the process used to support certifications by our chief executive officer and chief financial officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements for the year ended December 31, 2004 be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2004.

         Submitted by the Audit Committee of the Board of Directors.

                               THE AUDIT COMMITTEE

            Henry N. Dreifus, Bradley L. Gordon and John J. Tsucalas

                                   MANAGEMENT

EXECUTIVE OFFICERS

         Our executive officers are elected by the Board of Directors and serve at the discretion of the Board of Directors. The following sets forth certain information with respect to our executive officers (other than such information regarding Donald A. Wojnowski Jr., our President, which was disclosed under "Election of Directors" above):

     NAME                 AGE      TERM OF OFFICE             POSITION
     ----                 ---      --------------             --------

Donald A. Wojnowski Jr.    45          Annual       President

Rodger E. Rees             50          Annual       Chief Operating Officer of
                                                    Empire Financial Group, Inc.
Patrick E. Rodgers         64          Annual       Chief Financial Officer and
                                                    Secretary

         Donald A. Wojnowski Jr. was elected as our President in May 2004. Prior to holding his current position, Mr. Wojnowski was our Vice President of Business Development, a position he held from September 1999 until February 2004. Mr. Wojnowski joined us in 1993.

         Rodger E. Rees was elected as the Chief Operating Officer of Empire Financial Group, Inc. and Empire Investments, Inc., two of our wholly-owned subsidiaries, in February 2005. From July 2001 through February 2005, Mr. Rodgers served as the director of independent broker dealer services for Empire Financial Group, Inc. From February 1995 through July 2001, Mr. was President and Chief Operating Officer of Centennial Capital Holdings, Inc. (a financial services company). Mr. Rees is a licensed certified public accountant in the State of Georgia.

         Patrick E. Rodgers was elected as our Chief Financial Officer and Secretary in March 2004. Mr. Rodgers has over 40 years of diversified financial, accounting and tax experience. As a practicing certified public accountant, Mr. Rodgers has served as a business consultant and financial officer in both publicly and privately held companies. From January 2001 through February 2004, Mr. Rodgers served as Director of Taxes and Business Consulting for Ohab and Company PA, a full service certified public accounting firm. From December 1999 until January 2001, Mr. Rodgers served as Chief Financial Officer for Advantage Trading Group, Inc. (a former wholly owned subsidiary of ours).


                             EXECUTIVE COMPENSATION

         The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the aggregate compensation awarded to, earned by or paid to our Chief Executive Officer and each other executive officer earning in excess of $100,000 during fiscal year 2004 (collectively, the "named executive officers"). We did not offer stock appreciation rights or make any long-term incentive plan payouts during these three fiscal years.

                                         SUMMARY COMPENSATION TABLE
                                                                                    LONG TERM COMPENSATION
                                                   ANNUAL COMPENSATION            --------------------------
                                          ------------------------------------                    SECURITIES
           NAME AND                                               OTHER ANNUAL     RESTRICTED     UNDERLYING
      PRINCIPAL POSITION          YEAR     SALARY      BONUS      COMPENSATION    STOCK AWARDS      OPTIONS
      ------------------          ----     ------      -----      ------------    ------------      -------
Kevin M. Gagne(1)..............   2004    $ 87,500      --                --          --               --
   Chief  Executive Officer and   2003    $258,862      --                --          --            100,000
   Chairman of the Board          2002    $358,109      --          $432,971          --               --

Richard L. Goble(2)............   2004          --      --                --          --               --
   Co-Chief Executive Officer     2003    $125,000      --          $121,624          --               --
   and Co-Chairman of the Board   2002    $358,900      --          $432,971          --               --

Donald A. Wojnowski Jr. (3)....   2004    $150,000      --          $ 82,181          --            325,000
   President                      2003    $150,000      --          $312,471          --            325,000
                                  2002    $103,579      --          $471,438          --            200,000

Patrick E. Rodgers(4)..........   2004    $143,750      --                --          --            100,000
   Chief Financial Officer and
   Secretary
__________

(1) Mr. Gagne served as Co-Chief Executive Officer and Co-Chairman of the Board until May 2003 and served as Chief Executive Officer and Chairman of the Board until June 2004

(2) Mr. Goble served as Co-Chief Executive Officer and Co-Chairman of the Board until May 2003.

(3) Mr. Wojnowski served as Vice President of Business Development from September 1999 through February 2004 and was elected as President in May 2003.

(4) Mr. Rodgers was elected as Chief Financial Officer and Secretary in March 2004.

         The "Bonus" for Mr. Gagne in fiscal year 2001 consists of a $200,000 bonus, half of which was paid during 2001 and the other half of which was paid during 2002.

         "Other Annual Compensation" for Mr. Gagne consists of distributions to him as a shareholder related to his tax liability for our taxable income for the prior calendar year.

         "Other Annual Compensation" for Mr. Goble (a) during calendar year 2004 relates to (i) payment for legal expenses incurred by Mr. Goble during such year in an amount equal to $84,624 and (ii) a $67,000 distribution for payment of taxes that ended up not being owed for calendar year 2002 and that was not repaid to us by Mr. Goble and (b) during calendar year 2002 includes distributions to him as a shareholder related to his tax liability for our taxable income for the prior calendar year.

         "Other Annual Compensation" for Mr. Wojnowski consists of brokerage commissions.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         We have an employment agreement with Donald A. Wojnowski Jr., which provides that he shall serve as our President (the "Wojnowski Employment Agreement"). The Wojnowski Employment Agreement provides for annual base compensation of $150,000 and also provides incentive and other compensation and benefits to Mr. Wojnowski. Additionally, Mr. Wojnowski received a 100,000 share restricted stock grant as well as 200,000 stock options under the Amended and Restated 2000 Incentive Compensation Plan which vested immediately and 125,000 stock options under the Amended and Restated 2000 Incentive Compensation Plan which vest in three equal annual installments commencing on June 19, 2005.

         The Wojnowski Employment Agreement has an initial term expiring on June 14, 2006, and automatically extends until either party provides 90 days prior written notice of termination. We may terminate the Wojnowski Employment Agreement for cause, which means a material breach of the agreement by Mr. Wojnowski that is not cured within 10 days of receipt of notice from us, indictment by Mr. Wojnowski for a criminal felony or a material breach of Mr. Wojnowski's representation that his performance under the agreement does not violate any other agreement under which he is bound. Termination for cause would be immediate and we would have no further obligations to Mr. Wojnowski under the Wojnowski Employment Agreement after such termination.

          We also can terminate the Wojnowski Employment Agreement upon Mr. Wojnowski's disability as defined in the Wojnowski Employment Agreement. Either party may terminate the Wojnowski Employment Agreement upon 90 days prior written notice. In the event we terminate the Wojnowski Employment Agreement without cause, we will pay Mr. Wojnowski his base salary or the then remaining term of the agreement. If Mr. Wojnowski terminates the Wojnowski Employment Agreement for good reason, which means a termination resulting from our material breach or otherwise occurring within three months of a change in control as defined in the Wojnowski Employment Agreement, we will pay him his base salary for the remaining term of the agreement. The Wojnowski Employment Agreement contains confidentiality provisions and non-competition provisions during the term of the agreement and for three years thereafter.

INDEMNIFICATION AGREEMENTS

         We have entered into indemnification agreements with each of our directors and executive officers. Under these agreements, we have agreed to indemnify them against certain liabilities and expenses in proceedings other than those we bring against them that they become involved in because of their status as a director, officer or agent of ours. In order to be entitled to indemnification, they must have acted in good faith and in a manner they reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceedings, had no reasonable cause to believe their conduct was unlawful. With respect to any action brought by us or in our right, a director or executive officer will also be indemnified, to the extent not prohibited by law, for liabilities and expenses they reasonably incur if a court determines they acted in good faith and in a manner they reasonably believed to be in or not opposed to our best interests. Under the terms of the agreement, no legal action can be brought by us or on our behalf against a former officer or director more than two years after the officer or director has ceased serving us in that capacity, if the action would give rise to a claim for indemnification.

AMENDED AND RESTATED 2000 INCENTIVE COMPENSATION PLAN

         Effective as of June 19, 2004, the Empire Financial Holding Company Amended and Restated 2000 Incentive Compensation Plan (the "Plan") was adopted. The Plan is designed to serve as an incentive for retaining qualified and competent directors, employees, consultants and advisors. Stock options, stock appreciation rights and restricted stock options will be granted to certain persons in proportion to their contributions to our overall success as determined by the board of directors, or committee thereof, in their sole discretion.

         Our board of directors, or a committee thereof, administers and interprets the Plan and is authorized to grant options to all eligible employees, directors and executive officers (whether current or former employees), as well as consultants and independent contractors. The Plan provides for the granting of both "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-statutory stock options. Incentive stock options may only be granted, however, to employees. Options can be granted under the Plan on the terms and at the prices determined by the board of directors, or a committee thereof, except that the per share exercise price of incentive stock options granted under the Plan will not be less than the fair market value of the common stock on the date of grant and, in the case of an incentive stock option granted to a 10% shareholder, the per share exercise price will not be less than 110% of the fair market value as defined in the Plan.

         Options under the Plan that would otherwise qualify as incentive stock options will not be treated as incentive stock options to the extent that the aggregate fair market value of the shares covered by the incentive stock options which are exercisable for the first time by any individual during any calendar year exceeds $100,000.

         Options and stock appreciation rights granted under the Plan would not be exercisable after the period or periods specified in the option agreement. Options and stock appreciation rights granted under the Plan are exercisable no later than ten years from the date of the grant; provided that, with respect to an incentive stock option or a related stock appreciation right granted to a 10% shareholder, such option or right is exercisable no later than five years from the date of the grant. Incentive stock options are not transferable except by will or the laws of descent and distribution. Adjustments in the number of shares subject to options and stock appreciation rights granted under the Plan can be made by the board of directors or the appropriate committee in the event of a stock dividend or re-capitalization resulting in a stock split-up, combination or exchange of shares. The maximum number of shares which may be granted as restricted stock or underlying stock options or stock appreciation rights is 2,000,000.

         For each grant of restricted stock under the Plan, there shall be established a restricted period, which shall be no less than three months and no greater than five years and which may vary among the recipients of the restricted stock. Shares of restricted stock cannot be sold or otherwise transferred during the restricted period, but otherwise the holder of restricted stock shall have the same rights as all of our other shareholders. In the event that a holder of restricted stock leaves our employment during the restricted period (other than as a result of death or disability), then all shares of restricted stock that are still subject to the restrictions shall be forfeited and returned to us. If a holder is terminated as an employee by us without cause or by mutual agreement between the holder and us, then the administrator of the Plan, in its discretion, may release some or all of the shares from the restrictions.

EQUITY COMPENSATION PLAN

         The following table provides information as of December 31, 2004, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

                                                      EQUITY COMPENSATION PLAN INFORMATION
                                      --------------------------------------------------------------------
                                                                                      NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE
                                                                                      FOR FUTURE ISSUANCE
                                      NUMBER OF SECURITIES                                UNDER EQUITY
                                        TO BE ISSUED UPON      WEIGHTED-AVERAGE        COMPENSATION PLANS
                                           EXERCISE OF         EXERCISE PRICE OF     (EXCLUDING SECURITIES
                                      OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,       REFLECTED IN
          PLAN CATEGORY               WARRANTS AND RIGHTS     WARRANTS AND RIGHTS         COLUMN (a))
          -------------               --------------------    --------------------    --------------------
                                              (a)                     (c)                     (c)
Equity  compensation plans approved
   by security holders.............         380,100                  $1.15                 1,225,400
Equity   compensation   plans   not
   approved by security holders(1).           --                      --                       --
                                            -------                  -----                 ---------
Total..............................         380,100                  $1.15                 1,225,400
                                            =======                  =====                 =========

OPTION GRANTS IN FISCAL 2004

         During the year ended December 31, 2004 , no options or stock appreciations rights were granted to any of the named executive officers.

REPRICING OF OPTIONS/SAR'S

         In June 2003, Mr. Wojnowski cancelled stock options to purchase an aggregate of 200,000 shares of our common stock (the "Original Options"). The exercise price of the Original Options was $6.00 per share. At the same time as such cancellation and in connection therewith, Mr. Wojnowski was granted 200,000 stock options under the Amended and Restated 2000 Incentive Compensation Plan which vested immediately (the "New Options").

         The following table sets forth certain information concerning the cancellation of the Original Options and the granting of the New Options:

                                                                                               LENGTH OF
                                                        MARKET PRICE                        ORIGINAL OPTION
                                          NUMBER OF      OF STOCK AT                         TERM REMAINING
                                         SECURITIES      THE TIME OF                           AT DATE OF
                                         UNDERLYING     REPRICING OR       NEW EXERCISE       REPRICING OF
        NAME                 DATE          OPTIONS        AMENDMENT     PRICE (PER SHARE)      AMENDMENT
-----------------------  -------------   ----------     ------------    -----------------   ---------------
Donald A. Wojnowski Jr.  June 19, 2004     200,000          $1.75             $1.12            5/30/2012

AGGREGATED OPTION EXERCISES IN 2004 AND FISCAL YEAR-END OPTION VALUE TABLE

         During the year ended December 31, 2004, none of the named executive officers exercised any of our stock options by the named executive officers or held any unexercised stock options that were in the money.


                              CORPORATE GOVERNANCE

         We operate within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. In addition, the AMEX has enacted changes to its corporate governance and listing requirements, which changes have been approved by the Securities and Exchange Commission. In response to these actions, our board of directors has taken certain actions consistent with these rules and regulations.

INDEPENDENT DIRECTORS

         Assuming the election of all of the director nominees at the annual meeting to their seats on our board, a majority of the members of our board of directors will be independent according to the AMEX Corporate Governance rules. In particular, our Board of Directors periodically evaluates the independence of each member of the board of directors.

         The Board analyzes whether a director is independent by evaluating, among other factors, the following:

         1. Whether the member of the Board of Directors has any material relationship with us, either directly, or as a partner, stockholder or officer of an organization that has a relationship with us;

         2. Whether the member of the Board of Directors is a current employee of ours or was an employee of ours within three years preceding the date of determination;

         3. Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed by (i) a present internal or external auditor of ours or any affiliate of such auditor, or (ii) any former internal or external auditor of ours or any affiliate of such auditor, which performed services for us within three years preceding the date of determination;

         4. Whether the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate, in which an executive officer of ours serves on the compensation committee of another company that concurrently employs the member as an executive officer;

         5. Whether the member of the Board of Directors receives any consulting, advisory or other compensatory fee from us, other than in his or her capacity as a member of our Audit Committee, our Board of Directors or any other board committee or fixed amounts of compensation under a retirement plan (including deferred compensation for prior service with us) and reimbursement for reasonable expenses incurred in connection with such service and for reasonable educational expenses associated with board or committee membership matters;

         6. Whether the member is an executive officer of ours or owns specified amounts of our securities - for purposes of this determination, a member will not lose his or her independent status due to levels of stock ownership so long as the member owns 10% or less of our voting securities or we determine that this member's ownership above the 10% level does not affect his independence;

         7. Whether an immediate family member of the member of the Board of Directors is a current executive officer of ours or was an executive officer of ours within three years preceding the date of determination;

         8. Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, affiliated with or employed in a professional capacity by (i) a present internal or external auditor of ours or any affiliate of ours or (ii) any former internal or external auditor of ours or any affiliate of ours which performed services for us within three years preceding the date of determination; and

         9. Whether an immediate family member of the member of the Board of Directors is, or in the three years preceding the date of determination has been, part of an interlocking directorate in which an executive officer of ours serves on the compensation committee of another company that concurrently employs the immediate family member of the member of the Board of Directors as an executive officer.

         The above list is not exhaustive and the Board considers all other factors which could assist it in its determination that a director has no material relationship with us that could compromise that director's independence.

         As a result of this review, our Board of Directors affirmatively determined that Henry N. Dreifus, Bradley L. Gordon and John J. Tsucalas are independent of us and our management under the standards set forth above. Donald
A. Wojnowski Jr. is considered an inside director because of his position as our President.

AUDIT COMMITTEE

         Our Audit Committee is comprised of three non-employee members of our Board of Directors. After reviewing the qualifications of the current members of our Audit Committee and any relationships they may have with us that might affect their independence from us, our Board of Directors has determined that:

         (1) all current committee members are "independent" as that concept is defined in the applicable rules and regulations of the AMEX and the Securities and Exchange Commission,

         (2) all current committee members are financially literate, and

         (3) Mr. Tsucalas qualifies as an "Audit Committee financial expert" under the applicable rules of the Securities and Exchange Commission. In making the determination as to Mr. Tsucalas' status as an Audit Committee financial expert, our Board of Directors determined he has accounting and related financial management expertise within the meaning of the aforementioned rules as well as the listing standards of the AMEX.

         Assuming our stockholders elect all of the directors nominated for election at the annual meeting, beginning immediately after the annual meeting, three members of our Board of Directors will meet the appropriate tests for independence according to the AMEX and Securities and Exchange Commission rules. Sweeney, Gates & Co., our independent auditors, reports directly to the Audit Committee. Any allowable work to be performed by Sweeney, Gates & Co. outside of the scope of the regular audit will be pre-approved by the Audit Committee. The Audit Committee will not approve any work to be performed that is in violation of the Securities Exchange Act of 1934, as amended.

         The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of officers' certifications with the Securities and Exchange Commission to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls.

         The Audit Committee has through our Audit Committee Charter and our Code of Ethical Conduct enabled confidential and anonymous reporting of improper activities directly to the Audit Committee.

         Please refer to the Audit Committee Report, which is set forth on page __, for a further description of the Audit Committee's responsibilities and its recommendation with respect to our audited consolidated financial statements for the year ended December 31, 2004.

COMPENSATION COMMITTEE

         Our compensation committee is comprised of three non-employee members of our Board of Directors.

         Please refer to the Report of the Compensation Committee, which is set forth on page __, for a further description of the compensation committee's responsibilities and its compensation philosophy and a description of considerations underlying each component of compensation paid to our executive officers for 2004.

NOMINATING COMMITTEE AND PROCEDURES

         Our nominating/corporate governance committee is comprised of three non-employee members of our Board of Directors.

         Our nominating/corporate governance committee considers candidates for board membership suggested by its members, as well as management and shareholders. The nominating/corporate governance committee also has the sole authority to retain and to terminate any search firm to be used to assist in identifying candidates. While there are no formal procedures for shareholders to recommend nominations, our nominating/corporate governance committee will consider shareholder recommendations. These recommendations should be submitted to our Secretary in writing with whatever supporting material the shareholder considers appropriate. Our nominating/corporate governance committee will also consider whether to nominate any person nominated by a shareholder under the provision of our bylaws relating to shareholder nominations as described in "Shareholder Proposals" on page 28. The Secretary will submit all shareholder nominations to our nominating/corporate governance committee for review.

         Once our nominating/corporate governance committee has identified a prospective nominee, our nominating/corporate governance committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to it with a recommendation of the prospective candidate, as well as our nominating/corporate governance committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. If our nominating/corporate governance committee determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee's background and experience and to report its findings to our nominating/corporate governance committee.

         Our nominating/corporate governance committee also considers other relevant factors as it deems appropriate, including its current composition, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, our nominating/corporate governance committee determines whether to interview the prospective nominee, and if warranted, one or more members of our nominating/corporate governance committee , and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and interview, our nominating/corporate governance committee determines the nominees.

CODE OF ETHICAL CONDUCT

         We adopted a Code of Ethical Conduct, effective July 2004, which is applicable to all of our directors, executive officers, and employees, including our President and Chief Financial

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Officer. The Code of Ethical Conduct includes provisions applicable to our senior executive officers consistent with the Sarbanes-Oxley Act of 2002. Our Code of Ethical Conduct is posted on our website at www.empirenow.com under the "Corporate Governance" section. Our code of Ethical Conduct is also available on the Securities Exchange Commission website at www.sec.gov by searching the EDGAR database for our company's filings.

PERSONAL LOANS TO EXECUTIVE OFFICERS AND DIRECTORS

         We comply with and will operate in a manner consistent with recently enacted legislation prohibiting extensions of credit in the form of a personal loan to or for our directors and executive officers.

COMMUNICATIONS WITH STOCKHOLDERS

         We have no formal policy regarding attendance by our directors at annual stockholders meetings, although most of our directors have historically attended those meetings. Each of the members on our Board of Directors then-serving on our board attended the 2004 Annual Meeting of Stockholders. Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our non-management directors or the Audit Committee. Such communications may be confidential or anonymous, and may be e-mailed, submitted in writing or reported by phone. All such concerns not sent directly to board members will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by our chief financial officer in the same way that other concerns are addressed by us.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GOBLE SETTLEMENT AGREEMENT.

         On October 31, 2004, we entered into the Settlement Agreement and the Mutual Release with Henry N. Dreifus, Kevin M. Gagne, Bradley L. Gordon, John J. Tsucalas, The Goble Trust and Richard L. Goble, pursuant to which all outstanding controversies between the parties were settled and each party further agreed to dismiss any and all pending lawsuits between and among one another with prejudice. Additionally, the Mutual Release provides for certain releases by (i) us, on behalf of our self and our officers, directors (excluding Mr. Goble) and employees solely in their capacity as our officers, directors and employees, (ii) Mr. Goble and (iii) the Goble Trust.

         Pursuant to the Settlement Agreement, on November 6, 2004, we repurchased from the Goble Trust and Mr. Goble an aggregate of 2,088,000 shares (the "Goble Shares") of our common stock, $.01 par value per share (our "Common Stock").

         In consideration for the purchase of the Goble Shares and in connection with the execution of the Settlement Agreement, (i) Mr. Goble and the Goble Trust received from us all of the issued and outstanding capital stock of Advantage Trading Group, Inc. and a three year unsecured promissory note in the original principal sum of $400,000 (the "Goble Note"), and (ii) we agreed to assume Mr. Goble's obligation to pay the Assumed G&G Purchase Price (as defined below) to The Gagne First Revocable Trust (the "Gagne Trust").

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         Mr. Goble, Mr. Gagne and the Gagne Trust also entered into a Stock
Purchase Agreement, dated as of November 6, 2004 (the "G&G Stock Purchase Agreement"), whereby Mr. Goble purchased from the Gagne Trust all of the outstanding capital stock of G & G Holdings, Inc. ("G&G"), a Florida corporation jointly owned by Messrs. Gagne and Goble, for partial consideration to be paid to the Gagne Trust on November 6, 2004, which includes (i) $250,000 in cash,
(ii) a three year unsecured promissory note in the original principal sum of $500,000 (the "Gagne Note"), and (iii) 10,000 shares of Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), issued by us (collectively, the "Assumed G&G Purchase Price").

         In connection with our assumption of Mr. Goble's obligation to pay the Gagne Trust the Assumed G&G Purchase Price pursuant to the terms and conditions of the G&G Stock Purchase Agreement, we executed the Gagne Note in favor of the Gagne Trust in the principal sum of $500,000 with simple interest thereon at an annual rate of six percent until December 31, 2005 and nine percent thereafter. The principal amount of the Gagne Note will be payable in monthly installments in the amount of $13,888.89 per installment until the earlier of full repayment of the Gagne Note or November 15, 2006. Additionally, in the event that we receive any proceeds from the issuance of any equity security (other than in connection with the exercise of stock options) or in connection with the incurrence of any indebtedness for money borrowed (excluding indebtedness incurred by us in connection with margin loans to customers), we are required to make principal payments in an aggregate amount equal to 50% of the net proceeds to the Gagne Trust and to the payee of the Goble Note in an amount proportional to the then outstanding principal amount of the Gagne Note and the Goble Note. Further, in the event that we receive any proceeds from the sale, assignment or transfer of our customer accounts, then we shall be obligated to make principal payments to the Gagne Trust and to the payee of the Goble Note simultaneously with the receipt of such proceeds an aggregate amount equal to the net proceeds actually received by us, in an amount proportional to the then outstanding principal amount of the Gagne Note and the Goble Note.

         In connection with our assumption of Mr. Goble's obligation to pay to the Gagne Trust the Assumed G&G Purchase Price pursuant to the terms and conditions of the G&G Stock Purchase Agreement, we also authorized the designation of Series A Preferred Stock and issued 10,000 shares of Series A Preferred Stock to the Gagne Trust. Pursuant to the Certificate of Designation, Preferences and Rights of the Series A Preferred Stock, the Series A Preferred Stock ranks prior to our Common Stock and is convertible into shares of Common Stock as determined by dividing the Series A Preferred Stock issue price of $30.00 per share (the "Series A Preferred Stock Issue Price") by the Series A Preferred Stock conversion price, which is initially $2.00. Holders of Series A Preferred Stock are entitled to receive cumulative dividends at the annual rate per share of nine percent of the Series A Preferred Stock Issue Price. Additionally, upon our liquidation, dissolution or winding up, the holders of shares of Series A Preferred Stock shall be entitled to be paid $30.00 per share of such stock (as adjusted for any stock dividends, combinations, splits or similar events on the Series A Preferred Stock), plus a cash amount equal to all accrued and unpaid dividends on such shares. Subject to earlier conversion, on November 1, 2008, we may redeem, at our sole option, shares of the Series A Preferred Stock.

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

         As summarized above, in partial consideration for the purchase of the Goble Shares and in connection with the execution of the Settlement Agreement, we executed the Goble Note in favor of Mr. Goble and the Goble Trust in the principal sum of $400,000 with simple interest thereon at an annual rate of six percent until December 31, 2005 and nine percent thereafter. The principal amount of the Goble Note will be payable in monthly installments in the amount of $11,111.11 per installment until the earlier of full repayment of the Goble Note or November 15, 2006. Additionally, the Goble Note has provisions for mandatory principal repayment identical to the provisions contained in the Gagne Note, which provisions are summarized above.

         On March 1, 2005, we cancelled the Goble Note in exchange for a $75,000 cash payment to Mr. Goble and the issuance of a new note to him in the principal sum of $325,000 (the "New Goble Note") with simple interest thereon at an annual rate of twelve percent. Principal on the New Goble Note is due and payable monthly in equal monthly installments until September 20, 2006, together with accrued and unpaid interest. Further, in the event that we receive any proceeds from the sale of all or substantially all of our assets or the sale of a significant business unit, then we shall be obligated to make principal payments to Goble in an aggregate amount equal to 25% of the gross proceeds actually received by us up to the amount of any remaining balance payable under the New Goble Note. In addition, notwithstanding the foregoing, in the event that we consummate a merger in which we are not the surviving entity, then simultaneously with the consummation of the merger, the entire unpaid principal balance, and all accrued and unpaid interest, shall immediately be due and payable.

GAGNE SEVERANCE ARRANGEMENTS.

         On June 25, 2004, Kevin M. Gagne and our company entered into a Severance Agreement, pursuant to which Mr. Gagne's employment with us was terminated and he resigned as one of our officers and directors. Pursuant to the Severance Agreement, Mr. Gagne will receive severance payments from us in the amount of $10,000 per month for 36 months commencing August 1, 2004. In addition, the Severance Agreement provides for mutual releases of all matters arising out of or related to Mr. Gagne's employment with us and any of our subsidiaries or to Mr. Gagne serving as an officer or director of our company or any of our subsidiaries, other than our obligations to indemnify Mr. Gagne and Mr. Gagne's covenant not to compete with our company. Pursuant to the terms of the Severance Agreement, we also granted to Mr. Gagne certain registration rights to register shares of our common stock owned by Mr. Gagne.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our outstanding common stock, to file with the SEC, initial reports of ownership and reports of changes in ownership of our equity securities. Such persons are required by SEC regulations to furnish us with copies of all such reports they file.

         To our knowledge, based solely on a review of the copies of such reports furnished to us and written or oral representations that no other reports were required for such persons, our officers, directors and greater than 10% beneficial owners are in compliance with all applicable Section 16(a) filing requirements.

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                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Sweeney, Gates & Co. has served as our independent public accountants since 1999. We do not anticipate that representatives of Sweeney, Gates & Co. will be present at the Annual Meeting.


                      FEES PAID TO OUR INDEPENDENT AUDITORS

         The rules of the SEC require us to disclose fees billed by our independent auditors for services rendered to us for the fiscal years ended December 31, 2004 and December 31, 2002.

AUDIT FEES.

         The aggregate fees billed for professional services rendered by Sweeney, Gates & Co. for the audit of our annual financial statements and for the review of our interim financial statements, which are included in our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, and services that are normally provided by Sweeney, Gates & Co. in connection with statutory and regulatory filings or engagements for fiscal year 2004 are $______ and for fiscal year 2003 were $67,364.

AUDIT-RELATED FEES.

         The aggregate fees for assurance and related services by Sweeney, Gates & Co. that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above for fiscal year 2004 are approximately $1,605 and for fiscal year 2003 were $62,274.

TAX FEES.

         The aggregate fees billed for professional services by Sweeney, Gates & Co. for tax compliance, tax advise and tax planning for fiscal year 2004 are $_____ and for fiscal year 2003 were $10,632.

ALL OTHER FEES.

         There were no fees billed in 2004 or 2002 for products and services provided by Sweeney, Gates & Co. other than services reported under Audit Fees, Audit-Related Fees or Tax Fees above.


                                 OTHER BUSINESS

         We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

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

                              SHAREHOLDER PROPOSALS

         Shareholders interested in presenting a proposal for consideration at our 2005 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than January 31, 2005.

         After the January 31, 2005 deadline, a shareholder may present a proposal at our 2005 annual meeting of shareholders if it is submitted to our Secretary at the address below, but we are not obligated to present the matter in our proxy materials. If the proposal is submitted after January 31, 2005, our proxies will have discretionary authority to vote on such proposal.

         Our 2005 annual meeting of shareholders is expected to be held no later than June 10, 2005. If the date of next year's annual meeting is changed by more than 30 days from June 10, 2005, then any proposal must be received not later than ten days after disclosure of the meeting date is made if such proposal is to be included in our proxy materials.

         Any shareholder proposals should be addressed to Mr. Donald A. Wojnowski Jr., Empire Financial Holding Company, at 2170 West State Road 434, Suite 100, Longwood, Florida 32779.

                                        /s/ Donald A. Wojnowski

                                        Donald A. Wojnowski Jr.
                                        President

Longwood, Florida
May 9, 2005

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